UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

YOUNG BROADCASTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-25042	13-3339681
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

599 Lexington Avenue

New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number:  (212) 754-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 6, 2005, Young Broadcasting Inc. issued a press release announcing its financial results for the quarter ended March 31, 2005.  A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

This press release contains disclosure of station operating performance, which is a financial measure that is not calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”).  Tabular reconciliation of this non-GAAP measure to the most directly comparable financial measure calculated and presented in accordance with GAAP is presented on the last page of the press release.  Disclosure regarding management’s reasons for presenting this non-GAAP measure appears in the press release under the heading “Use of Non-GAAP Measures.”

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits:

Exhibit No.	Description

99.1	Press Release dated May 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2005

Young Broadcasting Inc.

By:

  /s/ James A. Morgan

 James A. Morgan

Executive Vice President